UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

BCB BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On September 16, 2026, BCB Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, BCB Community Bank (the “Bank”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Sandler & Co. (the “Underwriter”) under which the Company agreed to sell up to 12,650,000 shares of its common stock, inclusive of a customary over-allotment option, to the Underwriter. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Underwriting Agreement, the Company and the Bank agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments the Underwriter may be required to make in respect of these liabilities.

Item 8.01. Other Events

On September 18, 2026, the Company issued 11,000,000 shares of its common stock, without par value, (the “Underwritten Shares”). The net proceeds of the offering of the Underwritten Shares were approximately $79,561,000 after deducting underwriting discounts and commissions and estimated offering expenses. The Underwriter exercised its overallotment option to purchase 1,650,000 additional shares of common stock in full. Therefore, the Company issued and sold an additional 1,650,000 shares of common stock (together with the Underwritten Shares, the “Shares”), and the aggregate net proceeds of the offering of the Shares, after deducting underwriting discounts and commissions and estimated offering expenses, were approximately $92,445,438. The Company issued a press release announcing the closing of the offering.

The offering was made pursuant to a prospectus supplement dated September 16, 2026 and the accompanying prospectus dated August 25, 2026, filed with the Securities and Exchange Commission pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-298337).

Copies of a validity opinion with respect to the Shares, the Underwriting Agreement, and the Company’s press release are attached as Exhibits 5.1, 10.1 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

5.1	Opinion of Arnold & Porter Kaye Scholer LLP, dated September 18, 2026.

10.1	Underwriting Agreement, dated September 16, 2026, among BCB Bancorp, Inc., BCB Community Bank and Piper Sandler & Co.

23.1	Consent of Arnold & Porter Kaye Scholer LLP (included in Exhibit 5.1).

99.1	Company press release, dated September 18, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: September 18, 2026	By:	/s/ Ryan Blake
Ryan Blake
Executive Vice President, Chief Operating Officer and Corporate Secretary (Duly Authorized Representative)